THE MAINSTAY GROUP OF FUNDS

MainStay Income Builder Fund

Supplement dated May 26, 2010 (“Supplement”) to the
MainStay Income and Blended Funds Prospectus (“Prospectus”) dated February 26, 2010, and the Summary Prospectus dated February 26, 2010

This Supplement updates certain information contained in the Prospectus and Summary Prospectus for the MainStay Income Builder Fund (the “Fund”).  You may obtain copies of the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com.  These documents are also available via the Fund’s website at mainstayinvestments.com/documents.  Please review this important information carefully.

Effective immediately, the Prospectus and Summary Prospectus are revised as follows:

1.	In the section entitled “Principal Investment Strategies,” the first paragraph under the subheading “Debt Investments” is hereby deleted and replaced as follows:

The Fund may invest in investment grade and below investment grade debt securities of varying maturities.  In pursuing the Fund’s investment objective, the Fund may invest up to 30% of its net assets in debt securities that the Subadvisor believes may provide capital appreciation in addition to income and are rated below investment grade by Moody’s Investor Service (“Moody’s) or Standard & Poor’s (“S&P”), or if unrated, deemed to be of comparable creditworthiness by MacKay Shields LLC, the Subadvisor of the fixed-income portion of the Fund.  For purposes of this limitation, both the percentage and rating are counted at the time of purchase.  If Moody’s and S&P assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality.  Some securities that are rated below investment grade by Moody’s or S&P are referred to as “junk bonds.”

2.	In the section entitled “Principal Investment Strategies,” the first paragraph under the subheading “Investments Across the Fund” is hereby deleted and replaced as follows:

The Fund may invest in derivatives, such as futures, options, forward commitments and swap agreements, to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings.  The Fund also may use fixed-income futures for purposes of managing duration and yield curve exposures.  The Fund may invest up to 10% of its total assets in swaps, including credit default swaps.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.